HomeBanc Corp. First Quarter 2007 Results May 10, 2007 Exhibit 99.2

Q1 EARNINGS CALL

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This presentation may include forward-looking statements within the meaning and subject to the protections of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, among others, statements regarding: our ability to operate more efficiently in 2007 and future periods, including, without limitation, our ability to realize targeted cost reductions; market conditions in 2007; the effect of the disruption of the sub-prime market on the mortgage industry generally; any recovery in our gain on sale execution and our ability to return our mortgage origination business to profitability in 2007 and beyond; credit concerns in the mortgage industry related to sub-prime and Alt-A mortgages, as well as tightening investor lending standards; consolidation within the mortgage industry; net income; expected savings from the restructuring of our field operations; the reduction in costs, and increase in productivity, of our SMAs, as well as our projected SMA costs and production in 2007; our continued ability to grow our business, including, without limitation, through geographic growth and the opening of new stores; new store openings in 2007, and the timing of operating those stores on a break-even and accretive basis; our establishment and annual run rate of our third party wholesale channel; our estimates regarding our book value and fair value per share, including without limitation, the estimated fair value increase from our assumed adoption of SFAS No. 159; and our guidance for 2007, including, without limitation, our mortgage loan origination volume for the first quarter of 2007, as well as for the entire year, the size of our average investment portfolio, and our 2007 pre-tax loss prior to and after one-time costs.

Such forward-looking statements are based on information presently available to the Company's management and are subject to various risks and uncertainties, including, without limitation: our inability to successfully implement the cost reduction measures and other streamlining and efficiency measures that we have identified, and our inability to effectively operate our business after taking such measures; the continued deterioration of mortgage market conditions in 2007; the failure of our strategies and plans designed to improve the profitability of our mortgage origination business, including, without limitation, those strategies and plans related to improving the efficiency of the infrastructure, origination process and other aspects of our mortgage origination business, as well as those strategies and plans related to maintaining and increasing the level of our mortgage loan origination volume; our inability to effectively restructure our field operations, and to realize the anticipated benefits of that restructuring, including, without limitation, as a result of any increases in the salaries that we pay to our field employees and any the increase of any other costs associated with our field operations; our inability to retain or purchase mortgage loans or mortgage loan-related assets to be held in our investment portfolio, including, without limitation, as a result of our need for liquidity, our inability to acquire and hold those assets on favorable terms, or otherwise; our inability to successfully implement our strategy of reducing the costs related to our SMAs while increasing productivity; our inability to open new stores on a timely and effective basis, if at all, and to operate those stores on a profitable basis; our inability to open new stores in 2007, whether as a result of market conditions, the lack of qualified personnel to staff those stores on terms that are attractive to us, the financial performance and liquidity of our company, or otherwise; our inability to establish wholesale channel relationships with third parties on favorable terms, if at all, and our inability to leverage those relationships and operate our business to create wholesale channel growth, generally; our ability to successfully apply our business strategy, including, without limitation, our recent changes to that strategy; our inability to identify and pursue other short- and long-term strategies, including, without limitation, changes in operating model; the failures of our assumptions and estimates related to our fair value and book value per share, including, without limitation, the estimated fair value increase from our assumed adoption of SFAS No. 159; risks related to recent changes in our executive management team; risks of changes in interest rates and the yield curve on our mortgage loan production, our product mix, our interest sensitive assets and liabilities, and our net interest margin; unanticipated changes in the market for mortgage loans, or the further deterioration of economic and real estate market conditions in our markets, generally and in particular in our Florida markets; interest rate risks and credit risks of customers; loan loss experience and the rate of loan charge-offs; risks inherent in originating mortgage loans; loss experience arising from alleged breaches of representations and warranties provided to buyers of mortgage loans sold; the failure of assumptions underlying the establishment of reserves for loan and contingency losses and other estimates including estimates about loan prepayment rates and the estimates used to value our mortgage servicing rights, and the estimates and assumptions utilized in our hedging strategy; risks in our ability to identify, retain, integrate and realize positive results from experienced loan officers; risks of maintaining securities held available for sale whose value must be marked to market in our periodic financial statements; risks of maintaining securities held available for sale whose value must be marked to market in our periodic financial statements; pricing pressure that could negatively impact gain on sale relative to the amount of loans sold; and the other risks and factors described in the Company's SEC reports and filings, including, without limitation, under the captions "Special Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors."

You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this presentation, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as may be required by law. This presentation should be read in conjunction with the Company's press release dated as of May 9, 2007, reporting 2007 first quarter results and the Company's financial statements and the footnotes thereto filed with the SEC including, without limitation, the financial statements and footnotes set forth in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2007, which we expect will be filed by May 10, 2007.

2

HOMEBANC CORP

3 Today’s Discussion Topics • Industry Overview • First quarter 2007 overview • 2007 financial performance outlook

Industry Overview
• Housing market contraction
– Florida decline of 27% in sales of existing homes in Q1 2007
vs. Q1 2006 according to the Florida Association of Realtors
• Sub-prime market effect
• Secondary market disruption
– Investor demand
– Widening mortgage spreads
• Credit concerns
– Sub-prime
– Alt-A
– Tightening investor lending standards
• Industry consolidation

Q1 2007 Overview
• GAAP consolidated net loss attributable to holders of common stock of $23.8 million, or $0.42 per diluted share, for the three months ended March 31, 2007, compared to consolidated net income
attributable to holders of common stock of $0.5  million, or $0.01 per diluted share, for the three months ended March 31, 2006
• Pre-tax GAAP consolidated loss attributable to holders of common stock of $18.6 million, or $0.33 per share, of which $9.0 million, or
$0.16 per share, was attributable to one-time costs, during the quarter ended March 31, 2007
• Total consolidated revenues of $24.1 million for the three months ended March 31, 2007
• Total expenses of $42.7 million, including $9.0 million of one-time costs, for the three months ended March 31, 2007
• Mortgage loan origination volume of $1.1 billion for the three months ended March 31, 2007
• Loan servicing portfolio of $8.6 billion at March 31, 2007, an increase of 28% from $6.7 billion at March 31, 2006

Volume
$1,069
111
485
$   473
$1,069
249
$  820
2007
$    (166)
29
(41)
$    (154)
$(166)
(38)
$(128)
$ Change % Change 2006
Loan Originations
($ in millions):
(13)% $1,235
Total loan originations
35 82
North Carolina
(8) 526
Georgia
(25) $    627
Florida
Loan Originations by State:
(13)% $1,235
Total loan originations
(13) 287
Refinance originations
(14)% $   948
Purchase money originations
Three Months Ended March 31,

Q1 2007 Overview
Origination Revenue
• Net gain on sale of prime mortgage loans during the period was $5.6 million, or 51 basis points (“bps”), based on loans sold of $1.1 billion for the three months ended March 31, 2007, compared to $7.6
million, or 82 bps, on $942 million of loans sold for the three months ended March 31, 2006
• Incremental benefit of $1.6 million was recognized in the fair value of mortgage servicing rights (“MSR”) and is reflected in other revenue.
Total origination revenue related to gain on sale of mortgage loans and this element of the increase in MSRs was $7.2 million, or 66 bps, for the three months ended March 31, 2007, compared to $8.4
million, or 90 bps, in the prior year.
• Net loss on sale of “scratch & dent” loans was $1.8 million on $7.9 million of loans sold for the three months ended March 31, 2007, compared to a net loss of $0.6 million on $8.1 million of scratch &
dent loans sold for the three months ended March 31, 2006

8 Gain On Sale of Mortgage Loans 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 Prime Loans Total Loans

Q1 2007 Overview
Portfolio Activity
• Investment portfolio comprised of mortgage loans held for investment (net)
and securities held to maturity and available for sale of $4.5 billion at March
31, 2007, compared to $5.9 billion at March 31, 2006
• Sold $1.2 billion of securities available for sale and recognized a gain of
$12.5 million during the first quarter of 2007. Associated with the MBS sale was the termination of certain derivative financial instruments with a net loss of $7.0 million reported as an increase in interest expense.
39 341 Provision for loan losses
$   21,350 $   12,592
Net interest income after provision for loan losses and
excluding one-time derivative activities
(1)
(7,489) --- One-time derivative gain
--- 7,005 One-time derivative loss
28,839 5,587 Net interest income after provision for loan losses
(61,508) (83,974) Total interest expense
$   90,386 $   89,902 Total interest income
2006 2007
$ in thousands
Three Months Ended March 31,
(1)
Net interest income after provision for loan losses and excluding one-time derivative activities is a non-GAAP financial measure. Management believes net interest income after provision for loan losses and excluding one-time derivative activities is a meaningful measure because it excludes the effects of a one-time transactions for the periods above and more clearly reflects the net interest income after provision for loan losses earned for the periods. The most comparable GAAP measure is net interest income after provision for loan losses. The table above reconciles net interest income after provision for loan losses and net interest income after provision for loan losses and excluding one-time derivative activities. Net interest income after provision for loan losses and excluding one-time derivative activities should not be considered as a substitute for any measures derived in accordance with GAAP and may not be comparable to other similarly titles measures of other companies.

Net Interest Margin Comparison
1.39% Net interest margin (excluding one-time derivative activities) (1)
1.91% $  28,878 Net interest margin
0.88 12,832 Impact of derivative financial instruments
(8.46) (1,075) 51,547 Obligations related to trust preferred securities
(4.72) (3,862) 331,833 Mortgage-backed security repurchase agreements
(5.00) (69,403) 5,556,639 Borrowings to finance mortgage loans
5.47 5,359 397,202 Mortgage-backed securities
6.00% $  85,027 $5,748,747 Mortgage loans
Three months ended March 31, 2006
0.87% Net interest margin (excluding one-time derivative activities) (1)
0.40% $    5,928 Net interest margin
0.06 925 Impact of derivative financial instruments
(8.91) (3,904) 175,260 Obligations related to trust preferred securities
(5.31) (14,441) 1,088,496 Mortgage-backed security repurchase agreements
(5.64) (66,554) 4,715,976 Borrowings to finance mortgage loans
5.95 16,597 1,115,893 Mortgage-backed securities
6.05% $   73,305 $4,844,640 Mortgage loans
Three months ended March 31, 2007
Est. Annualized
Rate/Yield
Revenue/
(Expense)
Average
Balance
$ in thousands
(1)
Net interest margin (excluding one-time derivative activities) is a non-GAAP financial measure. Management believes net interest margin (excluding one-time derivative activities) is a meaningful measure because it excludes the effects of a one-time transaction related to the sale of MBS in 2007 and a change of intent regarding loans held for investment in 2006 and therefore more clearly reflects the net interest margin earned on the investment portfolio for the periods. The most comparable GAAP measure is net interest margin. Net interest margin (excluding one-time derivative activities) should not be considered as a substitute for any measures derived in accordance with
GAAP and may not be comparable to other similarly titled measures of other companies.

Q1 2007 Overview
Expenses
• Total expenses were $42.7 million for the quarter ended
March 31, 2007, including $9.0 million of one-time costs
• Total expenses, excluding one-time costs, decreased 12% to
$33.7 million for the quarter ended March 31, 2007, from
$38.2 million for the same period of 2006
• Strategic marketing alliance expenses decreased $1.3 million, or 28%, to $3.3 million for the three months ended March 31,
2007 from $4.6 million for the same period of 2006

Expense Trends
Non-sales headcount decline of 10% to 639 at March 31, 2007 from 708 at December 31, 2006
Non-sales headcount decline of 23% from 830 at March 31, 2006 to 639 at March 31, 2007
One-time costs of $9.0 million in Q1 2007 and $3.0 million in Q2 2007
Expense run-rate decline:  (net of one-time costs)
$ in millions
$31.0
$33.7
$38.2
$0.0
$15.0
$30.0
$45.0
1Q '06 1Q '07 2Q '07E*
Expenses
* Target

Expense Trends
$0
$1,000
$2,000
$3,000
$4,000
$5,000
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
100.0
SMA Cost Cost to Acquire
SMA Cost
$4,600 $3,300 $3,200
Cost to Acquire
99.6 78.2 75.8
1Q '06 1Q '07 2Q '07E *
Strategic Marketing Alliances
$ in thousands
* Target

Efficiency
Credit Performance of Loans Held for Investment
Delinquency trends
Overall portfolio delinquencies declined for the three months ended
March 31, 2007 to 3.19% from 3.72% for the three months ended
December 31, 2006
90 day or more delinquencies, based on unpaid principal balance, of
1.02% for the three months ended March 31, 2007, compared to 0.88%
for the three months ended December 31, 2006
Loss rate – cumulative losses were 2.3 bps through March 31, 2007
Reserve (bps) – allowance for loan losses for loans held for investment was 9 bps as of March 31, 2007
Florida market – the allowance for loan losses includes an assumed
15% decline in the collateral value related to loans secured by
Florida properties

Growth
New Market Diversification
Nashville opened on April 2, 2007
Target two additional locations by end of 2007
Direct Lending – Customer Retention
Began in Q1
Channel Expansion
Establish 3
rd
party wholesale channel
Expected to begin in May 2007

Capital
Restructure Investment Portfolio to Build up Liquidity
Securities available for sale – sale of $1.2 billion portfolio –
February 2007
Gain on sale of $12.5 million
Share Repurchase Program – up to $16.5 million
Used $9.7 million and repurchased 3.6 million shares, or
approximately 7% of shares outstanding, through March 31,
2007
Used remaining $6.8 million and repurchased 2.0 million
shares in April 2007

Capital
Securitization Activity
2007-1 Securitization
Treated as a sale
Loan pools comprised of conventional, first- and second-
lien, adjustable-rate loans
55 bps 68 bps AAA through A rated bonds
51 bps 62 bps AAA rated bonds
2006-1 2007-1 Group I
(1)
Estimated Spread Comparison
(1)
First-lien loans only

Capital
SFAS 159 Effect
SFAS 159, Fair Value Option for financial assets & liabilities
• Measure certain financial assets, liabilities and firm commitments at fair value with unrealized gains and losses reported in earnings at each subsequent reporting date
• Adoption is strictly voluntary but once elected, is irrevocable
• SFAS 159 is expected to provide better matching of trading assets and liabilities as both may be marked to fair value through earnings
• HomeBanc expects to adopt on January 1, 2008
• Had adoption occurred on March 31, 2007, we believe an approximate $40 million increase in equity would have been recorded through a reduction in accumulated deficit; the amount represents the difference between historical cost and the estimated fair value of loans held for investment, loans held for sale, held to maturity securities and certain debt instruments, net of unamortized issuance costs, as of March 31, 2007

Capital
SFAS 159 Effect
$  3.96
Total adjusted fair value / book value at
March 31, 2007
(1)
0.75
Estimated fair value increase from assumed
adoption of SFAS 159 at March 31, 2007
$  3.21
Book value per share of common stock at
March 31, 2007
(1) Total adjusted fair value/book value is a non-GAAP financial measure. The most comparable GAAP financial measure is book value per share of common stock. A reconciliation of total adjusted fair value/book value to book value per share of common stock is presented above. Management uses total adjusted fair value/book value as a means of approximating what it believes to be the true underlying value of the Company. Total adjusted fair value/book value should not be considered as a substitute for any measures derived in accordance with
GAAP and may not be comparable to other similarly titled measures of other companies.

2007 Guidance
• Q2 loan production volume of $1.1 billion to $1.2 billion
• Full year loan production volume of $4.6 to $5.0 billion
• Full year average investment portfolio assets of $4.1billion to $4.5 billion
• Q2 2007 pre-tax loss attributable to holders of common stock of
$(0.15) to $(0.19) per share, including one-time costs of $0.06 per share

Non-GAAP Reconciliation
Net Interest Margin (excluding one-time derivative activities)
0.87% $   12,933
Net interest margin (excluding one-time derivative
activities)
(1)
7,005 One-time derivative loss
0.40% $     5,928 Net interest margin
0.06 925 Impact of derivative financial instruments
(8.91) (3,904) 175,260 Obligations related to trust preferred securities
(5.31) (14,441) 1,088,496 Mortgage-backed security repurchase agreements
(5.64) (66,554) 4,715,976 Borrowings to finance loans
5.95 16,597 1,115,893 Mortgage-backed securities
6.05% $   73,305 $4,844,640 Mortgage loans
Three months ended March 31, 2007
Est. Annualized
Rate/Yield
Revenue/
(Expense)
Average
Balance $ in thousands
(1)
Net interest margin (excluding one-time derivative activities) is a non-GAAP financial measure. Management believes net interest margin (excluding one-time derivative activities) is a meaningful measure because it excludes the effects of a one-time transaction related to the sale of MBS for the three months ended March 31, 2007 and therefore more clearly reflects the net interest margin earned on the investment portfolio for the period. The most comparable GAAP measure is net interest margin. Net interest margin (excluding one-time derivative activities) should not be considered as a substitute for any measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other companies.

Non-GAAP Reconciliation
Net Interest Margin (excluding one-time derivative activities)
1.39% $21,389
Net interest margin (excluding one-time derivative
activities)
(1)
(7,489) One-time derivative gain
1.91% $ 28,878 Net interest margin
0.88 12,832 Impact of derivative financial instruments
(8.46) (1,075) 51,547 Obligations related to trust preferred securities
(4.72) (3,862) 331,833 Mortgage-backed security repurchase agreements
(5.00) (69,403) 5,556,639 Borrowings to finance mortgage loans
5.47 5,359 397,202 Mortgage-backed securities
6.00% $ 85,027 $5,748,747 Mortgage loans
Three months ended March 31, 2006
Est. Annualized
Rate/Yield
Revenue/
(Expense)
Average
Balance $ in thousands
(1)
Net interest margin (excluding one-time derivative activities) is a non-GAAP financial measure. Management believes net interest margin (excluding one-time derivative activities) is a meaningful measure because it excludes the effects of a one-time transaction related to a change of intent regarding loans held for investment for the three months ended March 31, 2006 and therefore more clearly reflects the net interest margin earned on the investment portfolio for the period. The most comparable GAAP measure is net interest margin. Net interest margin (excluding one-time derivative activities) should not be considered as a substitute for any measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other companies.